EXHIBIT 99.2


                  ADMINISTRATION AGREEMENT dated as of December 1, 1997, among CRESTAR STUDENT LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), CRESTAR BANK, a Virginia banking corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Indenture Trustee").

                              W I T N E S S E T H

                  WHEREAS the Issuer was created pursuant to a Trust Agreement dated as of December 1, 1997 (the "Trust Agreement") among the Administrator, as depositor, Star Bank, National Association, as Eligible Lender Trustee and Delaware Trust Capital Management, Inc., as Delaware Trustee;

                  WHEREAS the Issuer may issue Student Loan Asset Backed Certificates (the "Certificates") pursuant to the Trust Agreement and, if applicable, a related Trust Supplement;

                  WHEREAS the Issuer may issue, in one or more Classes, Student Loan Asset Backed Notes (the "Notes") pursuant to the Indenture dated as of December 1, 1997 (the "Indenture"), between the Issuer and the Indenture Trustee and a related Terms Supplement (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, which also contains rules of usage and construction that shall be applicable herein);

                  WHEREAS the Issuer has entered into or will enter into certain agreements in connection with the issuance of the Notes and the Certificates, including the Transfer and Servicing Agreement, the Guarantee Agreements, the HEAL Insurance Contract, and the Indenture and related Terms Supplement (all such agreements being collectively referred to herein as the "Related Agreements");

                  WHEREAS, pursuant to the Basic Documents Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Trust Estate therefor pledged to the Indenture Trustee pursuant to the Indenture and the related Terms Supplement and (b) the Certificates (the registered holders of the Certificates being referred to herein as the "Owners");

                  WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such

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additional services consistent with the terms of this Agreement and the Related
Agreements as the Issuer and the Eligible Lender Trustee may from time to time request;

                  WHEREAS the Administrator has the capacity to provide or cause to be provided the services required hereby and is willing to perform or cause to be performed such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                  1. Duties of the Administrator. (a) Duties with Respect to the Indenture and Trust Agreement. The Administrator shall perform all its duties as Administrator under the Trust Agreement, the Indenture, the Transfer and Servicing Agreement and this Agreement. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture, the Terms Supplement and the Trust Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action by the Issuer or the Eligible Lender Trustee is necessary to comply with the Issuer's or the Eligible Lender Trustee's duties under the Indenture, the Terms Supplement, the Trust Agreement and any of the other Basic Documents. The Administrator shall prepare for execution, if required, by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture, the Terms Supplement, the Trust Agreement or any of the other Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Administrator and of the Issuer to take pursuant to the Trust Agreement, the Indenture and the Terms Supplement, including such of the foregoing as are required of the Issuer with respect to the following matters (references are to sections of the Indenture:

                  (A) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee notice of any appointment of

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         a new Note Registrar and the location, or change in location, of the
         Note Registrar (Section 2.6);

                  (B) the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.9(d));

                  (C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.11);

                  (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.12);

                  (E) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.2);

                  (F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

                  (G) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.3);

                  (H) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4);

                  (I) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5);

                  (J) the identification to the Indenture Trustee in an Officer's Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

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                  (K) the notification of the Indenture Trustee and the Rating
         Agencies (if any Notes or Certificates are then rated by the Rating Agencies) of a Master Servicer Default known to the Administrator pursuant to the Transfer and Servicing Agreement and, if such Master Servicer Default arises from the failure of the Master Servicer to perform any of its duties under the Transfer and Servicing Agreement, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such failure (Section 3.7(d));

                  (L) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

                  (M) the delivery of notice to the Indenture Trustee and the Rating Agencies (if any Notes or Certificates are then rated by the Rating Agencies) of each Event of Default, any Default under Section
         5.1 (iii) of the Indenture and each default by the Master Servicer, the Administrator or the Seller under the Transfer and Servicing Agreement or any Supplemental Transfer and Servicing Agreement known to the Administrator (Section 3.18);

                  (N) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1);

                  (O) the compliance with any written directive of the Indenture Trustee to compel performance by the Master Servicer under the Transfer and Servicing Agreement (Section 5.16);

                  (P) the reimbursement to the Indenture Trustee to the extent provided in Section 6.7 of the Indenture of all reasonable out-of-pocket expenses (including the fees and expenses of counsel) incurred or made by it in accordance with any provision of the Indenture as well as the indemnification, to the extent provided in the Indenture, of the Indenture Trustee in connection with the administration of the Trust and the performance of the Indenture Trustee's duties under the Indenture and the other Basic Documents (Section 6.7);


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                  (Q) the removal of the Indenture Trustee and appointment of a successor Indenture Trustee (Section 6.8);

                  (R) the preparation of any written instruments required to confirm more fully the authority of any cotrustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10);

                  (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

                  (T) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

                  (U) the opening of one or more accounts in the Issuer's, the Indenture Trustee's or the Eligible Lender Trustee's name, the preparation of Issuer Orders, Officers Certificates of the Issuer and Opinions of Counsel and all other actions reasonably necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3);

                  (V) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

                  (W) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.6);

                  (X) the preparation of all Officers' Certificates of the Issuer, or obtaining Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

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                  (Y) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

                  (AA) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

                  (BB)     the  recording  of  the   Indenture,   if  applicable
         (Section 11.15).

                           (b)      Duties with  Respect to the  Issuer.  (i) In
addition to the duties of the Administrator set forth above and those provided in the other Related Agreements and the Trust Agreement which the Administrator agrees herein to perform, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Related Agreements, the Trust Agreement or any of the other Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements, the Trust Agreement or any of the other Basic Documents. Subject to Section 5 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Related Agreements and other Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

                           (ii)     In  carrying  out the  foregoing  duties  or
any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.


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                           (c) Non-Ministerial  Matters.  With  respect  to
matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (A) the amendment of or any supplement to the Indenture or any Terms Supplement;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

                  (C) the amendment, change or modification of the Related Agreements or the Trust Agreement;

                  (D) the appointment of successor Note Registrars, successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or to the appointment of successor Administrators or successor Master Servicers, or the consent to the assignment by the Note Registrar, Certificate Paying Agent or Indenture Trustee of its obligations under the Indenture;

                  (E) the removal of the Indenture Trustee; and

                  (F) the buying or selling of assets in the Trust Estate, including student loans.

                           (d) Exceptions.   Notwithstanding   anything  to
the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (l) make any payments to the Noteholders under the Related Agreements, (2) make any payments to Certificateholders under the Trust Agreement or the Transfer and Servicing Agreement, (3) sell the Trust Estate pursuant to Section
5.4 of the Indenture, (4) take any other action that the Issuer directs the Administrator not to take on its behalf, (5) in connection with its duties hereunder assume any indemnification obligation of any other Person or (6) service the Financed Student Loans.

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                  2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be reasonably accessible for inspection by the Issuer at any time during normal business hours.

                  3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a fee (the "Administration Fee"), payable quarterly in advance on each Quarterly Distribution Date (and, with respect to the initial payment, payable on the Closing Date for the period from the Closing Date to the initial Quarterly Distribution Date), in an amount equal to 0.02% per annum of the principal amount of the Notes Outstanding on such Quarterly Distribution Date (following any principal reductions of the Notes on such Distribution Date) or, with respect to the initial payment, on the Closing Date (following the issuance of the Notes).

                  4. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish the Issuer from time to time such additional information regarding the Trust Estate as the Issuer shall reasonably request.

                  5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer or provided in the Basic Documents, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

                  6. No Joint Venture; Not Trustee. Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuer, the Indenture Trustee or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others. Further, nothing contained in this Agreement shall constitute or be deemed to constitute the Administrator as a trustee or cotrustee of the Trust.

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                  7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

                  8. Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

                                    (b) The  provisions  of Article  VII and
Article VIII of the Transfer and Servicing Agreement relating to the resignation or removal of the Administrator and the failure of the Administrator to perform its duties under this Agreement are hereby incorporated by reference herein.

                  9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to pursuant to
Section 8(a) or the resignation or removal of the Administrator pursuant to
Section 8(b) and the Transfer and Servicing Agreement, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                  10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                           (a)  if to  the  Issuer  or the  Eligible  Lender
Trustee, to


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                                    Star Bank, National Association
                                    Corporate Trust Office
                                    425 Walnut Street
                                    Cincinnati, Ohio  45201

                                    Attention:  Corporate Trust Department
                                                Steve Blackstone
                                    Telephone:  (513) 632-4622
                                    Fax:        (513) 632-5511


                               (b)  if to the Administrator, to

                                    Crestar Bank
                                    919 East Main Street
                                    Richmond, Virginia  23219
                                    Attention:  Marke A. Thomas
                                                Vice President-Securitizations
                                                Manager
                                    Telephone:  (804) 343-9400
                                    Fax:        (804) 782-7155

                                    with a copy to

                                    Crestar Bank
                                    919 East Main Street
                                    Richmond, Virginia  23219
                                    Attention:  Linda Rigsby
                                    Senior Vice President and General
                                    Counsel
                                    Fax:        (804) 782-7244

                               (c)  if to the Indenture Trustee, to

                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention: Corporate Trust and
                                                Agency Group, Structured
                                                Finance Team
                                    Telephone:  (212) 250-2500
                                    Fax:        (212) 250-6439

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

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                  11. Amendments.

         (a) This Agreement may be amended by the Administrator, the Issuer, and the Indenture Trustee, with the prior consent of the Eligible Lender Trustee (which consent shall not be unreasonably withheld) to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Eligible Lender Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time by the Administrator, the Issuer, and the Indenture Trustee, with the prior consent of the Eligible Lender Trustee, and the consent of the holders of Directing Notes evidencing not less than a majority of the Outstanding Amount of the Directing Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders and the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders affected thereby.

         (c) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies (if any Notes or Certificates are then rated by the Rating Agencies).

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                  12. Successors and Assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.5 and 6.8 of the Transfer and Servicing Agreement, this Agreement may not be assigned by the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

                  16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  17. Not Applicable to Crestar Bank in Other Capacities. Nothing in this Agreement shall affect any obligation Crestar Bank may have in any other capacity under the Basic Documents.

                  18. Provisions of Transfer and Servicing Agreement Control. The provisions of the Transfer and Servicing Agreement and of each Supplemental Transfer and Servicing Agreement relating to the Administrator and to this Agreement shall in all events govern and are hereby incorporated herein and, to the extent any provision herein shall be inconsistent with any such provision of the Transfer and Servicing Agreement, the Transfer and Servicing Agreement shall govern.

                  19. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the

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contrary, this instrument has been countersigned by Star Bank, National
Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall the Eligible Lender Trustee in its individual capacity or the Delaware Trustee in its individual capacity or as Delaware Trustee or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                           (b) Notwithstanding  anything  contained  herein to
the contrary, this Agreement has been countersigned by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  20. Third-Party Beneficiary. The Eligible Lender Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

                                              CRESTAR STUDENT LOAN TRUST 1997-1

                                                by STAR BANK, NATIONAL
                                                ASSOCIATION, not in its
                                                individual capacity but solely
                                                as Eligible Lender Trustee,


                                              By:_______________________________
                                                   Name:
                                                   Title:

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                                              BANKERS TRUST COMPANY, not in its
                                              individual capacity but solely as
                                              Indenture Trustee,


                                              By:_______________________________
                                                   Name:
                                                   Title:


                                              CRESTAR BANK, as Administrator,


                                              By:_______________________________
                                                   Name:
                                                   Title:



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